Exhibit 10.2

FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is entered into as of February 28, 2020, by and among Driftwood Holdings LP (f/k/a Driftwood Holdings LLC), a Delaware limited partnership, as borrower (the “Borrower”), each of the Guarantors party hereto, each of the Lenders that is a signatory hereto, and Wilmington Trust, National Association, as administrative agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Credit Agreement (as defined below).

RECITALS

A.       The Borrower, the Administrative Agent, the Guarantors from time to time party thereto, the lenders from time to time party thereto as lenders (the “Lenders”), and Wilmington Trust, National Association, as Collateral Agent, have entered into that certain Credit and Guaranty Agreement, dated as of May 23, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with its provisions prior to the date hereof, the “Credit Agreement”).

B.        In accordance with Section 5.24 of the Credit Agreement, Driftwood LNG LLC, a Delaware limited liability company (“Driftwood LNG”), Driftwood Pipeline LLC, a Delaware limited liability company, and Tellurian Investments, each of which is a Guarantor under the Credit Agreement, are entering into, contemporaneously with the execution of this Amendment, a Multiple Indebtedness Mortgage, Pledge of Leases and Rents, and Security Agreement, dated as of the Mortgage Effective Date (as defined therein), in favor of the Collateral Agent for the benefit of the Secured Parties, and to be recorded in the mortgage records of Calcasieu Parish, Louisiana (the “Mortgage”).

C.        In connection with the execution of the Mortgage, the Borrower wishes to amend, and the Lenders party hereto, constituting collectively the Required Lenders, are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

D.        Pursuant to Section 10.02(b) of the Credit Agreement, no amendment of any provision of the Credit Agreement shall be effective unless set forth in a writing signed by the Required Lenders and the Borrower and acknowledged by the Administrative Agent.

NOW THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.        Amendments to Credit Agreement. The Borrower and the Lenders party hereto (constituting collectively the Required Lenders) hereby agree to amend the Credit Agreement on the First Amendment Effective Date (as defined below) as follows:

(a)	Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Bollinger Calcasieu” means Bollinger Calcasieu L.L.C., a Louisiana limited liability company.

“Bollinger Option Agreement” means that certain Option Agreement, dated as of December 2, 2016, by and between Bollinger Calcasieu as grantor, and Driftwood LNG as grantee.

“DCSY” means DCSY, L.L.C., a Louisiana limited liability company.

“DCSY Lease” means that certain Triple Net Ground Lease, dated as of November 20, 2019, by and between DCSY as landlord, and Driftwood LNG as lessee.

“Driftwood LNG” has the meaning assigned to such term in the First Amendment.

“First Amendment” shall mean the First Amendment to Credit and Guaranty Agreement, dated as of February 28, 2020, among the Borrower, the Lenders party thereto and the Administrative Agent.

“First Amendment Effective Date” shall have the meaning set forth in the First Amendment.

“Lake Charles Harbor and Terminal District” means the Port of Lake Charles, a political subdivision of the State of Louisiana.

“Lake Charles Ground Lease” means that certain Ground Lease, dated as of April 12, 2016, by and between Lake Charles Harbor and Terminal District as lessor, and Driftwood LNG as lessee, as amended by that certain First Extension and Amendment to Ground Lease, dated as of December 19, 2019.

“Mortgage” has the meaning assigned to such term in the First Amendment.

“RTO” means RTO, L.L.C., a Louisiana limited liability company.

“RTO Agreement to Grant Servitudes” means that certain Agreement to Grant Rights of Way and Servitudes, dated as of September 26, 2019, by and between RTO as grantor, and Driftwood LNG as grantee.

“RTO Option Agreement” means that certain Option to Lease Agreement, dated as of October 26, 2016, by and between RTO as landlord, and Driftwood LNG as lessee, a short form of which is recorded in File Number 3251073, Book 4152, Page 43 on October 26, 2016, in the public records of Calcasieu Parish, as amended by that certain First Amendment and Extension to Option to Lease Agreement, dated as of September 26, 2019.

“WKT” means WKT Properties, a Limited Liability Company, a Louisiana limited liability company.

“WKT Lease” means that certain Ground Lease, dated as of November 1, 2019, by and between WKT as landlord, and Driftwood LNG as lessee.

(b)	Section 5.24(b) to the Credit Agreement is hereby amended by replacing the word “If” at the beginning of such Section with “Subject to Section 5.26(b), if”.

(c)	The following shall be added as a new Section 5.26 to the Credit Agreement:

“5.26        Real Property Covenants.

(a)       Driftwood LNG shall, and the Borrower shall cause Driftwood LNG to: (i) either (x) exercise the option to lease contained in the RTO Option Agreement, and execute the Ground Lease attached thereto as Exhibit A (with any changes thereof that are not materially adverse to the Lenders) (the “RTO Ground Lease”) or (y) deliver to the Collateral Agent a fully executed (except by the Collateral Agent) Consent to Assignment for the RTO Option Agreement, in each case no later than April 6, 2020; and (ii) within ten (10) Business Days after execution of the RTO Ground Lease or the Consent to Assignment with respect to the RTO Option Agreement, as applicable: (A) cause the Mortgage to be amended (if required by the title company that issued the Title Policy) to add the “Property” (as defined in the RTO Option Agreement) to Exhibit E of the Mortgage as after acquired property; and (B) cause the Title Policy issued in connection with the Mortgage to be amended by endorsement, or cause a new title policy to be issued in favor of the Collateral Agent (with a tie-in endorsement to the Title Policy, to the extent such is available), in form and substance consistent with the Title Policy and reasonably satisfactory to the Administrative Agent and the Collateral Agent, in each case to provide title insurance for such “Property” for the benefit of the Collateral Agent (acting for the benefit of the Secured Parties).

(b)       Driftwood LNG or Tellurian Investments shall, and Tellurian Investments or the Borrower shall cause Driftwood LNG or Purity Pipeline LLC to, within thirty (30) days after the execution of the RTO Ground Lease: (i) cause RTO to execute and deliver the following to Driftwood LNG or Purity Pipeline LLC (or, with the prior written consent of the Administrative Agent, to Driftwood LNG’s designee) in accordance with the RTO Agreement to Grant Servitudes: (A) the Pipeline Right-of-Way and Servitude Agreement with Purity Pipeline LLC, a Delaware limited liability company, in the form attached to the RTO Agreement to Grant Servitudes as Exhibit A (with any changes thereof that are not materially adverse to the Lenders); (B) the Electric Powerline Right of Way Easement with Entergy Louisiana, LLC, a Texas limited liability company, in the form attached to the RTO Agreement to Grant Servitudes as Exhibit C; provided that it will not be a breach of this Section 5.26(b)(i)(B) if such Electric Powerline Right of Way Easement is not executed and delivered timely so long as the Loan Parties continue to use commercially reasonable efforts to cause such execution and delivery of such Right of Way Easement as soon as practicable thereafter; and (C) an act of sale conveying ownership and title to the “House Facilities” (as defined in the RTO Agreement to Grant Servitudes) and servitudes for perpetual ingress/egress and utilization of the “Option Property” and “House Facilities” (each of which is defined in the RTO Agreement to Grant Servitudes); and (ii) within ten (10) Business Days after execution of the documents set forth in clause (i) above: (A) amend the Mortgage (if required by the title company that issued the Title Policy) to add the properties encumbered by the documents set forth in clause (i)(C) above to Exhibit E of the Mortgage as after acquired property; and (B) cause the Title Policy issued in connection with the Mortgage to be amended by endorsement, or cause a new title policy to be issued in favor of the Collateral Agent with a (tie-in endorsement to the Title Policy, to the extent such is available), in form and substance consistent with the Title Policy and reasonably satisfactory to the Administrative Agent and the Collateral Agent, in each case to provide title insurance for the real property interests set forth in clause (i)(C) above for the benefit of the Collateral Agent (acting for the benefit of the Secured Parties).

(c)       Driftwood LNG shall, and the Borrower shall cause Driftwood LNG to, on or before April 6, 2020, deliver to the Collateral Agent a fully executed (except by the Collateral Agent) Consent to Assignment for each of the following agreements: (i) the Lake Charles Ground Lease; and (ii) the Bollinger Option Agreement.”

(d)	The following shall be added as a new clause (e) to Section 6.09 to the Credit Agreement:

“(e)      without obtaining the prior written consent of the Administrative Agent and the Collateral Agent, voluntarily surrender the premises demised to Driftwood LNG under the WKT Lease or the DCSY Lease; it being understood that any such voluntary surrender without the prior written consent of the Administrative Agent and the Collateral Agent shall not be binding upon Collateral Agent.”

(e)	Section 7.01(d)(i) of the Credit Agreement is hereby amended to insert the words “Section 5.26,” immediately before the phrase “or Article VI” therein.

2.            Conditions. This Amendment shall become effective upon the date (the “First Amendment Effective Date”) on which all of the following conditions are satisfied:

(a)	the Borrower, each Lender party hereto (constituting collectively the Required Lenders), each Guarantor, and the Administrative Agent have delivered their fully executed signature pages hereto;

(b)	each of the representations and warranties contained in Section 3 of this Amendment shall be true and correct as set forth in Section 3 of this Amendment; and

(c)	the Borrower shall have paid all reasonable and documented out-of-pocket costs and expenses, including the reasonable and documented fees of Latham and Watkins LLP and Jones Walker LLP, counsel to the Lenders, required to be reimbursed or paid by the Borrower under the Credit Agreement in connection with this Amendment and invoiced at least one (1) Business Day prior to the anticipated First Amendment Effective Date.

3.         Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and each Lender that, as of the date hereof, both immediately before and immediately after giving effect to this Amendment: (a) each representation and warranty of each of the Loan Parties and Tellurian set forth in the Financing Documents is true and correct in all material respects (unless such representation or warranty is already qualified by materiality or Material Adverse Effect, in which case such representation or warranty shall be true and correct in all respects); provided that if any such representation or warranty relates solely to an earlier date, then such representation or warranty shall be true and correct in all material respects as of such earlier date; and (b) no Default or Event of Default has occurred and is continuing.

4.         Scope of Amendment; Reaffirmation. From and after the First Amendment Effective Date, all references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. Except as expressly provided by this Amendment, all of the terms and provisions of the Financing Documents are unchanged and shall remain in full force and effect. This Amendment is a Financing Document. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Financing Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Each of the Guarantors acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein. Each of the Guarantors agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Guarantor’s guaranty (as applicable) and grant of Liens and security interests (as applicable) under the Financing Documents to which it is a party shall remain in full force and effect and shall apply to the Obligations as amended hereby and (ii) nothing herein shall in any way limit any of the terms or provisions of such Guarantor’s guaranty (as applicable) or grant of Liens and security interests (as applicable) to the Collateral Agent or any other Financing Document executed by such Guarantor, all of which are hereby ratified, confirmed and affirmed in all respects after giving effect to this Amendment. Each of the Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent, or document shall be required to give effect to this Section 4. Each of the Guarantors hereby further acknowledges that the Borrower, the Administrative Agent and any Lender may, in accordance with the terms of the Credit Agreement, from time to time enter into any further amendments, modifications, terminations and/or waivers of any provisions of the Financing Documents without notice to or consent from such Guarantors and without affecting the validity or enforceability of such Guarantor’s guaranty or grant of Liens and security interests under the Financing Documents or giving rise to any reduction, limitation, impairment, discharge or termination of such Guarantor’s guaranty or grant of Liens and security interests under the Financing Documents.

5.         Miscellaneous.

(a)      No Waiver of Defaults. Except as expressly set forth herein, this Amendment does not constitute: (i) a waiver of, or a consent to: (A) any provision of the Credit Agreement or any other Financing Document; or (B) any present or future violation of, or default under, any provision of the Financing Documents; or (ii) a waiver of the Administrative Agent’s or any Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Financing Documents.

(b)      Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(c)      Waiver of Jury Trial. EACH PARTY HERETO KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AMENDMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO THIS AMENDMENT.

(d)      Counterparts. This Amendment may be executed on any number of separate counterparts, by facsimile or electronic mail, and all of said counterparts taken together shall be deemed to constitute one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signatures are physically attached to the same document. A facsimile or portable document format (“pdf”) signature page shall constitute an original for purposes hereof.

(e)       Headings. The Section headings used herein have been inserted in this Amendment as a matter of convenience for reference only, and it is agreed that such Section headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

(f)       Severability. In case any one or more of the provisions contained in this Amendment should be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal, or unenforceable provision.

(g)      Administrative Agent Instructions and Indemnification. By signing below, each of the Required Lenders hereby directs Administrative Agent to execute this Amendment. For the avoidance of doubt, the provisions of Sections 8.01 and 10.03 of the Credit Agreement shall apply in respect of the actions of the Administrative Agent taken pursuant to this Amendment.

(h)      Entirety. The Credit Agreement (as amended hereby) and the other Financing Documents constitute the entire contract between the parties hereto relative to the subject matter hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

This Amendment is executed as of the date set out in the preamble to this Amendment.

DRIFTWOOD HOLDINGS LP,
a Delaware limited partnership,
as the Borrower

By: Driftwood GP Holdings LLC, its general partner

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

DRIFTWOOD HOLDCO LLC,
as a Guarantor

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

TELLURIAN PIPELINE LLC,
as a Guarantor

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

DRIFTWOOD PIPELINE LLC,
as a Guarantor

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

[Signature Page to First Amendment to Credit Agreement]

HAYNESVILLE GLOBAL ACCESS PIPELINE LLC,
as a Guarantor

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

PERMIAN GLOBAL ACCESS PIPELINE LLC,
as a Guarantor

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

TELLURIAN LNG LLC,
as a Guarantor

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

DRIFTWOOD LNG TUG SERVICES LLC,
as a Guarantor

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

DRIFTWOOD LNG LLC,
as a Guarantor

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

[Signature Page to First Amendment to Credit Agreement]

DRIFTWOOD GP HOLDINGS LLC,
as a Guarantor

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

DRIFTWOOD LP HOLDINGS LLC,
as a Guarantor

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

TELLURIAN INC.,
as a Guarantor

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Senior Vice President, Treasurer

TELLURIAN INVESTMENTS LLC,
as a Guarantor

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

[Signature Page to First Amendment to Credit Agreement]

NINETEEN77 CAPITAL SOLUTIONS A LP,
as a Lender

By:	UBS O’Connor LLC, its investment manager

By:	/s/ Baxter Wasson
Name:	Baxter Wasson
Title:	Managing Director, co-head O’Connor Capital Solution

By:	/s/ Rodrigo Trelles Zabala
Name:	Rodrigo Trelles Zabala
Title:	MD/CO HEAD OCS

[Signature Page to First Amendment to Credit Agreement]

Acknowledged and agreed by:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Nicole Kroll
Name:	Nicole Kroll
Title:	Assistant Vice President

[Signature Page to First Amendment to Credit Agreement]